united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23049

Hays Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, NE 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 844-639-8809

Date of fiscal year end: 7/31

Date of reporting period: 7/31/17

Item 1. Reports to Stockholders.

Hays Tactical Multi-Asset Fund

July 31, 2017

Annual Report

Class A Shares (HAZAX)

Class C Shares (HAZCX)

Class I Shares (HAZIX)

1-844-639-8809

Distributed by Northern Lights Distributors, LLC

Member FINRA

Shareholder Letter

By: Jeff Hays

Introduction

I write to share the fiscal year performance of the Hays Tactical Multi-Asset Fund (TMAF), and to update you on the efforts of Hays Capital Management to position the portfolio for success in today’s environment. I also provide details on how the fund’s exposure has evolved over the past twelve months, and conclude this letter with our outlook on the capital markets for fiscal year 2017.

For the fiscal year ended July 31st, 2017, the gross return on the Hays TMAF was -3.94% versus the S&P Dynamic Multi Asset Strategy Index and HFRX Global Hedge Fund Index performance of 6.6% and 5.5%, respectively over the same time period. A number of systemic factors, including the rapid increase in interest rates following the US presidential election, a volatile decline in commodity prices, and stretching equity valuations made generating returns difficult for multi-asset managers over the past twelve months.

On average, TMAF held approximately 20% cash throughout fiscal year 2017 in an effort to protect investors from elevated risk in the equity and commodity markets. As discussed in further detail below, we believe that prudence and caution will serve investors best as the equity bull market ages. Our cash position will be the first line of defense for shareholders in the event of increased market volatility.

Management Process

To recap the fund’s overall strategy, TMAF allocates up to 20% of shareholder assets to investments within each of the five different “sleeves”: U.S. Equities, International Equities, Commodities, Real Estate and Treasuries. Within each sleeve, Hays Capital Management uses a number of different processes and tools to help determine the portion of that sleeve that is either invested or held defensively as cash. Through diversification across asset classes, and aided by Hays’ proprietary risk overlay, TMAF seeks long-term capital appreciation at a more comfortable level of risk than is provided by the equity market.

Asset Allocation

Our Real Estate and Treasury allocations were relatively constant throughout the year, although we shortened the duration of the Treasury holdings in response to rising interest rates. We continue to curb exposure to equities as high valuations and tightening monetary conditions indicate higher risk in those markets. Additionally, our risk indicators allow for no exposure to commodities at the time of this writing, compared to our 10% allocation a year ago.

TMAF’s cash position over the past twelve months has been driven primarily by the limited exposure in the commodity and equity markets. The extension of the commodity bear market in FY 2017 triggered sell signals from our Market Trend Analyzer, forcing TMAF to liquidate those holdings until prices bottom out.

On the equity side, TMAF held domestic and international stocks during FY 2017, although exposure was limited to approximately 14-17% in each market. Hays’ Asset Allocation Model required that the fund restrict its allocation to equities below the maximum as psychological, monetary, and valuation indicators suggested that risk of a drawdown in the stock market was elevated throughout the year. For further details, please see the weekly Market Outlook reports provided by Hays Advisory, LLC.

Performance Drivers in FY 2017

The performance of the asset classes varied widely in the fiscal year ended July 31st, 2017.

Among the markets that TMAF invests in, equities were the best performers during the last twelve months. The fund’s domestic stock holdings increased approximately 9% during the year, and TMAF’s international holdings benefited from currency exposure as the dollar began to decline in 2017. Our Real Estate allocation mimicked the performance of the MSCI REIT index over this time period. The main detractors for this fiscal year were our holdings in commodities and Treasuries. A volatile decline in commodity prices negatively impacted the fund’s performance before we liquidated the position,

Important Disclosures:

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results.

The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Please review the fund’s prospectus for more information regarding the fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free 1-800-789-2194.

The security asset allocations are presented to illustrate the diversity of areas in which the funds may invest, and may not be representative of the fund’s current or future investments. Portfolio holdings and asset allocations are subject to change and should not be considered to be investment advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Hays Multi-Asset Tactical Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-789-2194. The prospectus should be read carefully before investing. The Hays Multi-Asset Tactical Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

Investing involves risk. Investment return and principal value of an investment will fluctuate, and an investor’s shares, when redeemed, may be worth more or less than their original cost. There is no guarantee that any investment strategy will achieve its objectives, generate profits or avoid losses.

Investments in foreign securities could subject the Fund to greater risks including, currency fluctuation, economic conditions, and different governmental and accounting standards. ETF’s are subject to specific risks, depending on the nature of the underlying strategy of the fund. These risks could include liquidity risk, sector risk, as well as risks associated with fixed income securities, real estate investments, and commodities, to name a few. Derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

The ability of the Fund to meet its investment objective is directly related to the ability of the Adviser’s allocation models to accurately measure market risk and appropriately react to current and developing market trends. There is no guarantee that the Adviser’s judgments about the attractiveness, value, and potential appreciation of particular investments in which the Hays Tactical Multi-Asset Fund invests will be correct or produce the desired results.

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment regulations or currency exchange rates, or diplomatic and other developments which could affect such investments. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.

4781-NLD-9/7/2017

Hays Tactical Multi-Asset Fund
PORTFOLIO REVIEW (Unaudited)
July 31, 2017

The Fund’s performance figures* for the period ended July 31, 2017, compared to its benchmark:

		Anualized
		Since Inception
	One Year	October 30, 2015
Hays Tactical Multi Asset Fund - Class A	(3.94)%	0.71%
Hays Tactical Multi Asset Fund - Class A with load **	(9.44)%	(2.64)%
Hays Tactical Multi Asset Fund - Class C	(4.72)%	0.24%
Hays Tactical Multi Asset Fund - Class I	(3.82)%	0.84%
HFRX Global Hedge Fund Index ***	5.45%	2.22%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual fund operating expense ratio, gross of fee waivers or expense reimbursements are 1.97%, 2.72% and 1.72% for Class A, Class C and Class I, respectively per the Fund’s Prospectus dated October 31, 2016. For performance information current to the most recent month-end, please call 1-844-639-8809.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

***	HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize represenation of the Hedge Fund Universe. Investors cannot invest directly in an index.

Comparison of Change in Value of a $10,000 Investment

Since Inception through July 31, 2017

****	Initial investment has been adjusted for the maximum sales charge 5.75%.

Holdings by type of investment	% of Net Assets
Exchange Traded Funds:
Equity Funds	54.7%
Debt Fund	21.8%
Other Assets Less Liabilities	23.5%
100.0%

Please refer to the Portfolio of Investments that follows and the shareholder letter in this annual report for a detail of the Fund’s holdings.

Hays Tactical Multi-Asset Fund
PORTFOLIO OF INVESTMENTS
July 31, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 76.5%
	DEBT FUND - 21.8%
31,312	iShares 1-3 Year Treasury Bond ETF	$2,648,369

	EQUITY FUNDS - 54.7%
20,721	Vanguard FTSE All-World ex-US ETF	1,071,690
23,547	Vanguard FTSE Emerging Markets ETF	1,012,756
31,519	Vanguard REIT ETF	2,655,791
15,054	Vanguard Total Stock Market ETF	1,908,697
		6,648,934

	TOTAL INVESTMENTS - 76.5% (Cost - $8,748,977) (a)	$9,297,303
	OTHER ASSETS LESS LIABILITIES - 23.5%	2,861,048
	NET ASSETS - 100.0%	$12,158,351

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $8,749,173 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$550,749
Unrealized Depreciation:	(2,619)
Net Unrealized Appreciation:	$548,130

The accompanying notes are an integral part of these financial statements.

Hays Tactical Multi-Asset Fund
STATEMENT OF ASSETS AND LIABILITIES
July 31, 2017

ASSETS
Investment securities:
At cost	$8,748,977
At value	$9,297,303
Cash	2,862,626
Receivable due from Advisor	6,242
Prepaid expenses and other assets	25,982
TOTAL ASSETS	12,192,153

LIABILITIES
Payable to related parties	13,082
Distribution (12b-1) fees payable	3,980
Accrued expenses and other liabilities	16,740
TOTAL LIABILITIES	33,802
NET ASSETS	$12,158,351

Composition of Net Assets:
Paid in capital	$12,135,654
Accumulated net investment loss	(57,954)
Accumulated net realized loss from investments	(467,675)
Net unrealized appreciation of investments	548,326
NET ASSETS	$12,158,351

Net Asset Value Per Share:
Class A Shares:
Net Assets	$1,787,943
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	177,106
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a,b)	$10.10
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$10.72

Class C Shares:
Net Assets	$4,246,439
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	423,737
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b,c)	$10.02

Class I Shares
Net Assets	$6,123,969
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	606,221
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$10.10

(a)	Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase.

(b)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%.

(c)	Shares redeemed within 12 months after purchase will be charged a contingent deferred sales charge (“CDSC”) of up to 1.00%.

The accompanying notes are an integral part of these financial statements.

Hays Tactical Multi-Asset Fund
STATEMENT OF OPERATIONS
For the Year Ended July 31, 2017

INVESTMENT INCOME
Dividends	$184,291
TOTAL INVESTMENT INCOME	184,291

EXPENSES
Investment advisory fees	108,761
Distribution fees - Class A Shares	6,804
Distribution fees - Class C Shares	55,462
Administrative services fees	51,495
Registration fees	49,198
Professional fees	44,965
Transfer agent fees	37,516
Compliance officer fees	33,940
Accounting services fees	32,233
Trustees fees and expenses	15,057
Printing and postage expenses	11,712
Non 12b-1 shareholder servicing fees	6,931
Offering costs	6,824
Custodian fees	5,271
Insurance expense	2,500
Other expenses	6,959
TOTAL EXPENSES	475,628
Less: Fees waived and reimbursed by the Advisor	(244,793)
NET EXPENSES	230,835

NET INVESTMENT LOSS	(46,544)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from investments	(424,987)

Net change in unrealized depreciation on investments	(61,057)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(486,044)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(532,588)

The accompanying notes are an integral part of these financial statements.

Hays Tactical Multi-Asset Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	July 31, 2017	July 31, 2016 (a)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(46,544)	$(11,734)
Net realized loss on investments	(424,987)	(5,818)
Net change in unrealized appreciation (depreciation) on investments	(61,057)	609,383
Net increase (decrease) in net assets resulting from operations	(532,588)	591,831

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(307)	—
Class I	(6,213)	—
From net realized gains:
Class A	(6,801)	—
Class C	(10,177)	—
Class I	(13,217)	—
Distributions From Paid In Capital:
Class A	(417)
Class I	(8,412)
Total distributions to shareholders	(45,544)	—

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	680,815	2,925,479
Class C	2,853,608	2,616,680
Class I	2,349,355	5,474,074
Reinvestment of dividends and distributions
Class A	6,751	—
Class C	9,903	—
Class I	24,804	—
Redemption fee proceeds:
Class A	37	601
Class C	86	354
Class I	124	897
Cost of shares redeemed
Class A	(1,756,158)	(99,281)
Class C	(1,135,346)	(43,399)
Class I	(1,355,552)	(459,180)
Net increase from shares of beneficial interest transactions	1,678,427	10,416,225

NET INCREASE IN NET ASSETS	1,100,295	11,008,056

NET ASSETS
Beginning of Period	11,058,056	50,000
End of Period *	$12,158,351	$11,058,056
* Includes accumulated net investment loss of:	$(57,954)	$(11,565)

SHARE ACTIVITY
Class A
Shares Sold	66,530	294,758
Shares Reinvested	685	—
Shares Redeemed	(175,218)	(9,649)
Net increase (decrease) in shares of beneficial interest outstanding	(108,003)	285,109

Class C
Shares Sold	280,893	260,489
Shares Reinvested	1,008	—
Shares Redeemed	(114,352)	(4,301)
Net increase in shares of beneficial interest outstanding	167,549	256,188

Class I
Shares Sold	231,872	548,282
Shares Reinvested	2,521	—
Shares Redeemed	(135,568)	(45,886)
Net increase in shares of beneficial interest outstanding	98,825	502,396

(a)	The Fund commenced operations on October 30, 2015.

The accompanying notes are an integral part of these financial statements.

Hays Tactical Multi-Asset Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout Each Period

	Hays Tactical Multi-Asset Fund (1)
	Class A			Class C		Class I
	Year Ended		Period Ended	Year Ended	Period Ended	Year Ended		Period Ended
	July 31, 2017		July 31, 2016	July 31, 2017	July 31, 2016	July 31, 2017		July 31, 2016

Net Asset Value, Beginning of Periods	$10.54		$10.00	$10.54	$10.00	$10.55		$10.00
Activity from investment operations:
Net investment loss (2)	(0.01)		(0.01)	(0.10)	(0.07)	(0.00	) (3)	(0.00	) (3)
Net realized and unrealized gain (loss) on investments	(0.41)		0.55	(0.40)	0.61	(0.41)		0.55
Total from investment operations	(0.42)		0.54	(0.50)	0.54	(0.41)		0.55
Paid-in-Capital from Redemption Fees (3)	0.00		0.00	0.00	0.00	0.00		0.00
Less distributions from:
Net investment income	(0.00	) (3)	—	—	—	(0.01)		—
Net realized gains	(0.02)		—	(0.02)	—	(0.02)		—
Paid in capital	(0.00	) (3)		—		(0.01)
Total distributions	(0.02)		—	(0.02)	—	(0.04)		—
Net Asset Value, End of Period	$10.10		$10.54	$10.02	$10.54	$10.10		$10.55
Total Return (4,5)	(3.94)%		5.40%	(4.72)%	5.40%	(3.82)%		5.50%
Net Assets, At End of Period (000s)	$1,788		$3,006	$4,246	$2,700	$6,124		$5,352
Ratio of gross expenses to average net assets (6,7,8)	3.57%		6.31%	4.23%	7.06%	3.28%		6.06%
Ratio of net expenses to average net assets (7,8)	1.65%		1.65%	2.40%	2.40%	1.40%		1.40%
Ratio of net investment income (loss) to average net assets (7,8,9)	(0.13)%		(0.17)%	(0.99)%	(0.90)%	(0.02)%		(0.04)%
Portfolio Turnover Rate (5)	133%		166%	133%	166%	133%		166%

(1)	The Fund commenced operations on October 30, 2015

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(5)	Not annualized, for periods of less than one year.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized for periods less than one year.

(8)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Hays Tactical Multi-Asset Fund
NOTES TO FINANCIAL STATEMENTS
July 31, 2017

1.	ORGANIZATION

Hays Tactical Multi-Asset Fund (the “Fund”) is a series of the Hays Series Trust (the “Trust”), which is a diversified, open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) as required by the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware statutory trust on April 1, 2015 and did not have any operations from that date until August 7, 2015, other than those relating to organizational matters and registration of its shares under applicable securities law. The investment objective of the Fund is to seek long-term capital appreciation. The Fund commenced operations on October 30, 2015.

The Fund offers Class A, Class C, and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase. Class C shares of the Fund are offered at NAV without an initial sales charge. If Class C shares are redeemed within 12 months after purchase, a CDSC of 1.00% will be charged. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. All classes are subject to a 1% redemption fee on redemptions made within 60 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period then ended. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask price. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a

Hays Tactical Multi-Asset Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2017

hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of July 31, 2017 for the Fund’s assets and liabilities measured at fair value:

Hays Tactical Multi-Asset Fund

Assets	Level 1	Level 2	Level 3	Total
Investments *
Exchange Traded Funds	$9,297,303	$—	$—	$9,297,303

*	Refer to the Portfolio of Investments for classification.

The Fund did not hold any Level 2 or Level 3 securities during year ended July 31, 2017.

There were no transfers into or out of any Level during the current year. It is the Fund’s policy to recognize transfers into or out of any level at the end of the reporting year.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security Transactions and Investment Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification.

Hays Tactical Multi-Asset Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2017

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2015-2016, or expected to be taken in the Fund’s 2017 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Offering Costs – Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter will be amortized into expense over a 12 month period using the straight line method.

Cash – The Fund considers their investment in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

3.	INVESTMENT TRANSACTIONS

For the period ended July 31, 2017, the aggregate purchases and sales of investments (excluding short-term investments) were:

Multi-Asset Fund
Purchases	$14,622,810
Sales	$13,828,849

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Hays Capital Management LLC, (the “Adviser”) serves as the Fund’s investment adviser. The Adviser serves in that capacity pursuant to investment advisory agreements with the Hays Series Trust (the “Trust”) on behalf of the Fund. Subject to the authority of the Trust’s Board of Trustees (the “Board” or “Trustees”), the Adviser provides guidance and policy direction in connection with its daily management of the Fund’s assets. The Adviser is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies approved by the Board As full compensation for the investment advisory services provided to the Fund, the Adviser receives monthly compensation from the Fund at the annual rate of 0.75% of the daily net assets, effective October 2016. The previous rate was 0.85%. Pursuant to the advisory agreement, the Fund accrued $108,761 in advisory fees for the year ended July 31, 2017, all of which was waived by the Advisor.

The Adviser has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, Acquired Fund Fees and Expenses, 12b-1 fees, if any, and extraordinary expenses) to not more than 1.40% of the average daily net assets of each Fund. Subject to approval by the Board of Trustees, any waiver or reimbursement under the Expense Limitation Agreement is subject to repayment by the Fund within the three twelve month periods following the twelve month period in which such waiver occurred, if the Fund is able to make the payment without exceeding the 1.40% expense limitation.

Hays Tactical Multi-Asset Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2017

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The current contractual agreement cannot be terminated prior to August 1, 2017 without the Board of Trustees’ approval. For the year ended July 31, 2017, the Advisor waived fees or reimbursed expenses for the Fund in the amount of $244,793. Cumulative expenses subject to the aforementioned conditions will expire in the following years:

2019	$229,367
2020	$244,793

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for each of Class A, Class C and Class N shares (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and/or distribution fee which it may incur up to an annual rate of 0.25%, and 1.00% calculated by the Fund at an of the average daily net assets attributable to Class A and Class C shares, respectively. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of each Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. For the period ended July 31, 2017, pursuant to the plans, Class A and Class C shares paid $6,804 and $55,462, respectively.

The Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s Class A, Class C and Class I shares. During the year ended July 31, 2017, the Distributor received $34,337 and $34,855 in underwriting commissions for sales of Class A and Class C shares, respectively, of which $4,634 and $6,319 was retained by the principal underwriter.

Beacon Compliance Consulting, Inc. (“Beacon”) provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to an agreement between Beacon and the Trust. Under the terms of such agreement, Beacon receives customary fees from the Fund.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.

5.	REDEMPTION FEES

The Fund may asses a short term redemption fee of 1.00% of the total redemption amount of shareholders sell their share after holding them for less than 60 days. The redemption fee is paid directly to the Fund from which the redemption is made. For the year ended July 31, 2017, Class A, Class C and Class I shares assessed redemption fees in the amounts of $37, $86 and $124, respectively.

6.	TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the fiscal year ended July 31, 2017 was as follows:

Fiscal Year Ended
July 31, 2017
Ordinary Income	$29,923
Long-Term Capital Gain	6,792
Return of Capital	8,829
$45,544

Hays Tactical Multi-Asset Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2017

There were no distributions for the fiscal year ended July 31, 2016.

As of July 31, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(525,433)	$—	$—	$548,130	$22,697

The difference between book basis and tax basis accumulated net investment loss, accumulated net realized losses, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $57,954.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $467,479.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating loss and short-term capital gains, non-deductible expenses and the reclassification of Fund distributions resulted in reclassifications for the fiscal year ended July 31, 2017 as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income (Loss)	Gains (Loss)
$6,675	$(6,675)

7.	NEW ACCOUNTING PRONOUNCEMENT

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Effective as of August 25, 2017, the Hays Tactical Multi-Asset Fund (the “Fund”), a series of the Hays Series Trust (the “Trust”), will end the public offering of its shares. Accordingly, shares of the Fund are no longer available for purchase. The Fund will continue to operate until on or about September 29, 2017 (the “Closing Date”), when it will be liquidated.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Hays Series Trust

and the Shareholders of Hays Tactical Multi-Asset Fund

We have audited the accompanying statement of assets and liabilities of Hays Tactical Multi-Asset Fund, a series of shares of beneficial interest in Hays Series Trust, (the “Fund”) including the portfolio of investments, as of July 31, 2017, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period October 30, 2015 (commencement of operations) through July 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hays Tactical Multi-Asset Fund as of July 31, 2017, and the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and for the period October 30, 2015 through July 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

September 28, 2017

Hays Tactical Multi-Asset Fund
EXPENSE EXAMPLES (Unaudited)
July 31, 2017

As a shareholder you incur two types of costs: (1) transaction costs, including sales loads and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Hays Tactical Multi-Asset Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2017 through July 31, 2017.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales loads, or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Table 1.	Annualized	Beginning	Ending	Expenses Paid
Actual	Expense	Account Value	Account Value	During Period **
Expenses	Ratio *	2/1/2017	7/31/2017	2/1/2017 – 7/31/17
Class A	1.65%	$1,000.00	$1,014.10	$ 8.24
Class C	2.40%	$1,000.00	$1,010.10	$11.96
Class I	1.40%	$1,000.00	$1,015.10	$ 6.99
Table 2.
Hypothetical	Annualized	Beginning	Ending	Expenses Paid
(5% return	Expense	Account Value	Account Value	During Period **
before expenses)	Ratio *	2/1/2017	7/31/2017	2/1/2017– 7/31/17
Class A	1.65%	$1,000.00	$1,016.61	$ 8.25
Class C	2.40%	$1,000.00	$1,012.89	$11.98
Class I	1.40%	$1,000.00	$1,017.85	$ 7.00

*	Excludes expenses of underlying funds in which the Fund invests.

**	Expenses are equal to the Fund’s annualized expense ratio. Net of any applicable fee waivers, multiplied by the number of Days in the period (181) divided by the number of days in the fiscal year (365).

Hays Tactical Multi-Asset Fund
Supplemental Information (Unaudited)
July 31, 2017

Factors Considered By the Independent Trustees in Approving the Investment Advisory Agreement

In connection with the a Regular Meeting of the Board of Trustees (the “Trustees” or the “Board”) of the Hays Series Trust (the “Trust”) held on September 13, 2016, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Hays Capital Management, LLC (the “Adviser”) and the Trust, with respect to the Hays Tactical Multi-Asset Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board examined the nature, extent and quality of the services provided by the Adviser to the Fund. Among other things, the Board discussed the qualifications of the Adviser’s personnel, including the experience of the Fund’s portfolio managers. In this regard, the Board noted that there were no changes to the Adviser’s key personnel and that the current portfolio managers would continue to service the Fund. The Board discussed the quality of the Adviser’s compliance program, noting that the Adviser received a “No Further Action” letter from the Securities and Exchange Commission (“SEC”) in relation to its most recent SEC examination. The Board considered the Adviser’s consistent focus on managing expenses for the benefit of the shareholders of the Fund. The Board noted that the Adviser continues to demonstrate that it has the skills, experience, and quality and depth of personnel, investment methods and compliance policies and procedures for performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided by the Adviser to the Fund is consistent and satisfactory.

Performance of the Adviser. As to investment performance, the Board reviewed the performance of the Fund and the composite performance of the Fund’s strategy as compared to the performance of the Peer Funds, the Fund’s benchmark index, a comparable index and the Morningstar Moderate Target Risk category for year-to-date, 1-year, 5-year, 10-year and since inception time periods (as applicable) through August 31, 2016. The Board noted that since the Fund’s inception, the Fund had outperformed or performed in-line with the Peer Funds and benchmark index. The Board also noted that, since inception, the Fund had underperformed the average performance of its Morningstar category. The Board considered that the Fund’s performance reflects, in part, the conservative manner in which the Fund is managed and concluded that the investment performance of the Fund was sufficient to warrant continuation of the Advisory Agreement.

Hays Tactical Multi-Asset Fund
Supplemental Information (Unaudited) (Continued)
January 31, 2017

Fees and Expenses. The Board examined and evaluated comparative fees charged by advisers to the Peer Funds. The Board observed that the Fund’s management fee was well within range of the fees charged by the Peer Funds. The Board noted that the expense ratio was higher than the Peer Funds, but considered the Fund’s relatively small size. The Trustees also discussed the current Expense Limitation Agreement, the fact that the Adviser was waiving fees and reimbursing expenses, and the amount of fees waived and expenses reimbursed. The Board also considered the Adviser’s proposal to reduce the management fee from 85 basis points to 75 basis points. Overall, the Board concluded that the cost of the services provided by the Adviser was within the range of what would have been negotiated at arm’s length and supported continuation of the Advisory Agreement.

Profitability. The Board reviewed an analysis of profitability provided by the Adviser, noting that the Adviser did not generate a profit in connection with the operation of the Fund. The Board then took into account possible related benefits derived by the Adviser from its relationship with the Fund. After further discussion, the Board concluded that excessive profitability from the Adviser’s relationship with the Fund was not an issue at this time.

Economies of Scale. The Board noted that, while the management fee would remain the same at all asset levels, the Fund’s expenses would be supplemented by the Adviser for the foreseeable future, and the Fund would benefit from economies of scale under its agreements with service providers other than the Adviser as the Fund grows. The Board noted that, given the current size of the Fund, economies of scale were not yet a relevant consideration for the Fund and the addition of break points was determined not to be necessary at this time.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and with the assistance of legal counsel, the Board, including the Independent Trustees, concluded that the overall arrangements provided under the terms of the Advisory Agreement were reasonable, and that continuance of the Advisory Agreement was in the best interests of the Fund’s shareholders.

Hays Tactical Multi-Asset Fund
SUPPLEMENTAL INFORMATION (Unaudited)
July 31, 2017

Following are the Trustees and executive officers of the Trust, their age and address, their present position with the Trust, and their principal occupation during the past five years. Those Trustees who are “interested persons” as defined in the 1940 Act and those Trustees who are not an “interested person” as defined in the 1940 Act (“Independent Trustees”), are identified in the table. The address of each Trustee and executive officer of the Trust is 105 Continental Place, Ste 150, Brentwood, TN 37027

Name and Age	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Steven C. Rollins Year of Birth: 1966	Trustee	Since April 2015	President/CEO at Nashville Wire Products Manufacturing Co., Inc. (a wire manufacturing company) 2008 - present.	1	None
John S. Gonas, PhD Year of Birth: 1966	Trustee	Since April 2015	Associate Professor of Finance in the Undergraduate and Jack C. Massey Graduate School of Business at Belmont University since 1998.	1	None
James A. Fitzpatrick Year of Birth: 1960	Trustee	Since April 2015	President/CEO at NICSA, Inc. (nonprofit association) Sept. 2015 – Present; President/CEO at Executive Business Coaching, Inc. since 2011; Managing Director at Goldman Sachs from 1997 until 2011; Vice President and General Manager at First Data Investor Services Group from 1983 until 1997.	1	None

INTERESTED TRUSTEE**
Keith Hays Year of Birth: 1969	Trustee, Chairman and Treasurer	Since April 2015	Portfolio manager of the Adviser (since 2015) and of Hays Advisory (since 1999).	1	None

OTHER EXECUTIVE OFFICERS
Jeffrey Hays Year of Birth: 1972	President and Secretary	Since April 2015	President of the Adviser (since 2015) and president and member of investment committee of Hays Advisory (since 1999).	n/a	n/a
Kyle R. Bubeck Year of Birth: 1955	Chief Compliance Officer	Since April 2015	President and Founder of Beacon Compliance Services, Inc. (2010 – present); CFO and CCO of Trendstar Advisors, LLC (2003 – 2009).	n/a	n/a

*	The Fund complex consists of the Mult-Asset Fund (the “Fund Complex”).

**	Keith Hays is an Interested Trustee because he is an owner of the Adviser.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-639-8809

Privacy Notice

FACTS	WHAT DOES HAYS SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number

	■	Assets

	■	Retirement Assets

	■	Transaction History

	■	Checking Account Information

	■	Purchase History

	■	Account Balances

	■	Account Transactions

	■	Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Hays Series Trust chooses to share; and whether you can limit this sharing.

	Does Hays Series	Can you limit
Reasons we can share your personal information	Trust share?	this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-844-639-8809

Who we are
Who is providing this notice?	Hays Series Trust
What we do
How does Hays Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Hays Series Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tell us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■    Hays Capital Management, LLC, the investment adviser to Hays Series Trust, could be deemed to be an affiliate. In addition, Hays Advisory, LLC and Cypress Capital, LLC are affiliates of Hays Capital Management, LLC.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Hays Series Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Hays Series Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended July 31 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-940-3435 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-940-3435.

INVESTMENT ADVISOR
Hays Capital Management, LLC
105 Continental Place, Suite 150
Brentwood, TN 37027

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        The Code of Ethics is not posted on Registrant’ website.

(f)        A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 – $12,000

(b)	Audit-Related Fees

2017 – None

(c)	Tax Fees

2017 – $2,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
2017
Audit-Related Fees:	0.00%
Tax Fees:	0.00%
All Other Fees:	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 – $2,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Hays Series Trust

By (Signature and Title)

/s/ Jeffrey Hays

Jeffrey Hays, President/Principal Executive Officer

Date 10/4/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jeffrey Hays

Jeffrey Hays, President/Principal Executive Officer

Date 10/4/17

By (Signature and Title)

/s/ Keith Hays

Keith Hays, Treasurer/Principal Financial Officer

Date 10/4/17